UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2017

HYPERDYNAMICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including Zip Code)

(713) 353-9400

(Registrant’s telephone number,
including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains express or implied forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “future,” “believes,” “estimates,” “predicts,” “pro-forma,” “potential,” “attempt,” “develop,” “continue” or the negative of these terms or other comparable terminology.

These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. These factors include, without limitation, our ability to raise additional funding as required to execute our exploration and development program, our dependence on a single exploration asset, our lack of proved reserves, our lack of operating revenue, dependence on joint development partners, the high operating risks of developing oil and gas resources, weather conditions and natural disasters, political conditions in the regions in which we operate or propose to operate, fluctuations in prices of oil and natural gas, the threats of terrorism, and general economic conditions.

You should read this Report and the documents that we reference in this Report and have filed with the Securities and Exchange Commission (the “SEC”) as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. The forward-looking statements in this Report represent our views as of the date of this Report.

We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Report.  Investors should carefully review the risk factors disclosures and other information, including our financial statements and the notes thereto, set forth in the reports and other documents we file with the SEC and available at www.sec.gov.

Item 1.01.                                                   Entry into a Material Definitive Agreement.

On August 29, 2017, Hyperdynamics Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”) consummated a fifth closing of a private placement offering (the “Offering”) and issued and sold 1,780,501 Units of its securities, at a purchase price of $1.46 per Unit.  Each “Unit” consisted of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) a warrant (the “Investor Warrant”) to purchase three quarters (3/4) of a share of the Company’s Common Stock, exercisable for two years from issuance, at an exercise price of $1.825 per whole share (subject to adjustment in certain circumstances).  The Units were sold to certain accredited investors (as such term is defined in the Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) (the “Subscribers”) pursuant to subscription agreements for the Units (the “Subscription Agreements”) between the Company and the Subscribers. The Subscription Agreements contained customary representations and warranties by the Company and by the Subscribers.  At this closing, we issued to the Subscribers an aggregate of (i) 1,780,501 shares of Common Stock and (ii) Investor Warrants to purchase an aggregate of 1,335,378 shares of Common Stock.

The Company received an aggregate of $2,599,531.46 in gross cash proceeds, before deducting placement agent fees and expenses, and other fees and expenses, in connection with the sale of the Units.  The Company expects to use the net proceeds of $2,468,137.45 from the sale of the Units for general corporate purposes and to further its business interests in the Republic of Guinea, including, but not limited to, the drilling of an exploration well on the Company’s offshore Concession.

Pursuant to the Placement Agency Agreement dated June 5, 2017, as amended, between the Company and Katalyst Securities, LLC (the “Placement Agent”), a U.S. registered broker-dealer, engaged by the Company as placement agent, on a reasonable best effort basis, for the Common Unit Offering, we agreed to pay to the Placement Agent (and any sub agent) a cash commission of 9% of the gross purchase price paid by the Subscribers for the Units, except for (i) the purchase of Units by certain Subscribers referred to by the Company (in which case, the Company has agreed to pay to the Placement Agent (and any sub agent), a cash commission of 4% of the gross purchase price paid by these referred Subscribers) and (ii) the purchase of Units by certain Subscribers that subscribed for the Units after August 12, 2017 (in which case, the Company has agreed to pay a cash commission to the Placement Agent, to be negotiated between the Company and the Placement Agent for each such Subscriber), and to issue to the Placement Agent (and any sub-agent) warrants to purchase a number of shares of Common Stock equal to 7% of the number of shares of Common Stock contained in the Units sold in the Offering, at the exercise price of $1.825 per share (the “Placement Agent Warrants”).  At this closing, we paid the Placement Agent $40,207.71 of cash fees and issued to the Placement Agent or its designees Placement Agent Warrants to purchase an aggregate of 124,639 shares of Common Stock.

Pursuant to the Registration Rights Agreement (the “Registration Rights Agreement”) we entered with the Subscribers and the holders of the Placement Agent Warrants, we agreed to register for resale the shares of Common Stock issuable upon exercise of the Investor Warrants and the Placement Agent Warrants.

Reference is made to Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on June 9, 2017, for descriptions of certain other terms of the Subscription Agreement, the Investor Warrants and the Placement Agent Warrants, and of the Registration Rights Agreement entered into between the Company and the Subscribers and holders of Placement Agent Warrants, which descriptions are incorporated herein by reference.  All such descriptions of the Investor Warrant and the Placement Agent Warrant, the Subscription Agreement, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the text of each such document incorporated by reference as Exhibits 4.1, 10.1, and 10.2 respectively, hereto.

The foregoing agreements and documents are not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company. These agreements and documents are described in this Report and filed as exhibits hereto only to provide investors with information regarding the terms and conditions of those agreements that establish and govern the legal relationship among the parties thereto, and are not intended to provide any other factual information regarding the Company or the actual conduct of its business, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the SEC.  The representations and warranties contained in those agreements were made as of specific dates and only for purposes of those agreements, not for the benefit of any investors or other persons (other than the Subscribers), and are subject to important exceptions and limitations. The parties reserve the right to, but are not obligated to, amend or revise these agreements. Accordingly, investors should not rely on representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

On August 23, 2017, we issued 204,373 unregistered shares of Common Stock to eSeis, Inc., a Delaware corporation (“eSeis”), in lieu of a cash payment of $291,500, as partial compensation for certain services to be provided by eSeis to the Company’s wholly-owned subsidiary, SCS Corporation Ltd.

The Units, the shares of Common Stock issued to Subscribers in the Offering and to eSeis, the Investor Warrants and the Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Investor Warrants and the Placement Agent Warrants are being issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated by the SEC thereunder.  All of the Subscribers were persons who represented themselves to be accredited investors as defined in Regulation D.

The securities issued to the Subscribers and to eSeis have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit Number	Description

4.1

Form of Investor Warrant and Placement Agent Warrant (Filed as Exhibit 4.6 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-217577) filed with the SEC on June 7, 2017, and incorporated herein by reference.)

10.1

Form of Subscription Agreement between the Registrant and the Subscribers party thereto (Filed as Exhibit 10.46 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-217577) filed with the SEC on June 7, 2017, and incorporated herein by reference.)

10.2

Form of Registration Rights Agreement (Filed as Exhibit 10.47 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-217577) filed with the SEC on June 7, 2017, and incorporated herein by reference.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: August 30, 2017	By:	/s/ Ray Leonard
	Name:	Ray Leonard
	Title:	Chief Executive Officer